UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-22734

Western Asset Middle Market Debt Fund Inc.

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-888-777-0102

Date of fiscal year end: April 30

Date of reporting period: January 31, 2014

ITEM 1.	SCHEDULE OF INVESTMENTS.

WESTERN ASSET MIDDLE MARKET DEBT FUND INC.

FORM N-Q

JANUARY 31, 2014

WESTERN ASSET MIDDLE MARKET DEBT FUND INC.

Schedule of investments (unaudited)	January 31, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
CORPORATE BONDS & NOTES - 84.3%
CONSUMER DISCRETIONARY - 27.0%
Diversified Consumer Services - 0.6%
StoneMor Partners LP/Cornerstone Family Services of WV, Senior Notes	7.875%	6/1/21	1,000,000		$1,045,000	(a)

Hotels, Restaurants & Leisure - 9.7%
Caesars Entertainment Operating Co. Inc., Senior Notes	10.750%	2/1/16	1,500,000		1,200,000
Caesars Entertainment Operating Co. Inc., Senior Secured Notes	8.500%	2/15/20	1,700,000		1,611,812
Caesars Entertainment Operating Co. Inc., Senior Secured Notes	9.000%	2/15/20	870,000		848,250
Hoa Restaurant Group LLC/Hoa Finance Corp., Senior Secured Notes	11.250%	4/1/17	2,500,000		2,643,750	(a)
Inn of the Mountain Gods Resort & Casino, Senior Secured Notes	9.250%	11/30/20	2,000,000		1,985,000	(a)
Landry’s Holdings II Inc., Senior Notes	10.250%	1/1/18	1,500,000		1,597,500	(a)
Mastro’s Restaurants LLC/RRG Finance Corp., Senior Secured Notes	12.000%	6/1/17	1,493,375		1,728,582	(a)
Mohegan Tribal Gaming Authority, Senior Notes	11.000%	9/15/18	2,000,000		2,016,250	(a)
MTR Gaming Group Inc., Secured Notes	11.500%	8/1/19	2,000,000		2,260,000
Seven Seas Cruises S de RL LLC, Senior Secured Notes	9.125%	5/15/19	1,500,000		1,665,000

Total Hotels, Restaurants & Leisure					17,556,144

Household Durables - 1.1%
APX Group Inc., Senior Notes	8.750%	12/1/20	2,000,000		2,045,000

Leisure Equipment & Products - 0.8%
Cirsa Funding Luxembourg SA, Senior Notes	8.750%	5/15/18	1,000,000	EUR	1,368,930	(a)

Media - 6.1%
American Media Inc., Senior Secured Notes	11.500%	12/15/17	3,000,000		3,262,500
MediaNews Group Inc.	12.000%	12/31/18	2,700,000		2,700,000	(b)
Ono Finance II PLC, Senior Bonds	10.875%	7/15/19	2,800,000		3,136,000	(a)
Visant Corp., Senior Notes	10.000%	10/1/17	2,000,000		1,940,000

Total Media					11,038,500

Specialty Retail - 5.7%
Edcon Holdings Pty Ltd., Senior Secured Subordinated Bonds	13.375%	6/30/19	290,000	EUR	379,389	(a)
Edcon Pty Ltd., Senior Secured Notes	9.500%	3/1/18	2,000,000	EUR	2,629,425	(a)
GRD Holdings III Corp., Senior Secured Notes	10.750%	6/1/19	1,500,000		1,665,000	(a)
Hot Topic Inc., Senior Secured Notes	9.250%	6/15/21	2,500,000		2,662,500	(a)
Spencer Spirit Holdings Inc., Senior Notes	9.000%	5/1/18	3,000,000		3,078,750	(a)(c)

Total Specialty Retail					10,415,064

Textiles, Apparel & Luxury Goods - 3.0%
American Achievement Corp., Secured Notes	10.875%	4/15/16	2,000,000		2,115,000	(a)
American Apparel Inc., Senior Secured Notes	13.000%	4/15/20	2,000,000		1,705,000	(a)
Empire Today LLC/Empire Today Finance Corp., Senior Secured Notes	11.375%	2/1/17	1,500,000		1,533,750	(a)

Total Textiles, Apparel & Luxury Goods					5,353,750

TOTAL CONSUMER DISCRETIONARY					48,822,388

CONSUMER STAPLES - 3.6%
Beverages - 1.3%
Carolina Beverage Group LLC/Carolina Beverage Group Finance Inc., Secured Notes	10.625%	8/1/18	1,820,000		1,951,950	(a)
Crestview DS Merger Subordinated II Inc., Senior Secured Notes	10.000%	9/1/21	420,000		459,900	(a)

Total Beverages					2,411,850

See Notes to Schedule of Investments.

WESTERN ASSET MIDDLE MARKET DEBT FUND INC.

Schedule of investments (unaudited) (cont’d)	January 31, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
Food & Staples Retailing - 0.8%
Beverages & More Inc., Senior Secured Notes	10.000%	11/15/18	1,370,000		$1,388,838	(a)

Food Products - 1.5%
Simmons Foods Inc., Senior Secured Notes	10.500%	11/1/17	2,500,000		2,700,000	(a)

TOTAL CONSUMER STAPLES					6,500,688

ENERGY - 14.7%
Energy Equipment & Services - 1.5%
Sierra Hamilton LLC/Sierra Hamilton Finance Inc., Senior Secured Notes	12.250%	12/15/18	2,540,000		2,622,550	(a)

Oil, Gas & Consumable Fuels - 13.2%
Armstrong Energy Inc., Senior Secured Notes	11.750%	12/15/19	2,000,000		2,060,000
Gastar Exploration USA Inc., Senior Secured Notes	8.625%	5/15/18	2,000,000		2,010,000	(a)
Globe Luxembourg SCA, Senior Secured Notes	9.625%	5/1/18	1,500,000		1,570,635	(a)
Halcon Resources Corp., Senior Notes	8.875%	5/15/21	1,000,000		1,002,500
Iracore International Holdings Inc., Senior Secured Notes	9.500%	6/1/18	1,500,000		1,582,500	(a)
Magnum Hunter Resources Corp., Senior Notes	9.750%	5/15/20	2,500,000		2,731,250
Natural Resource Partners LP, Senior Notes	9.125%	10/1/18	780,000		793,650	(a)
NGPL PipeCo LLC	7.119%	12/15/17	2,000,000		1,900,000	(a)
Quicksilver Resources Inc., Senior Notes	11.000%	7/1/21	3,000,000		3,255,000	(a)
Saratoga Resources Inc., Senior Secured Notes	12.500%	7/1/16	2,450,000		2,303,000
Sidewinder Drilling Inc., Senior Notes	9.750%	11/15/19	2,000,000		1,880,000	(a)
Westmoreland Coal Co./Westmoreland Partners, Senior Secured Notes	10.750%	2/1/18	2,000,000		2,172,500
Xinergy Ltd., Senior Secured Notes	9.250%	5/15/19	980,000		695,800	(a)

Total Oil, Gas & Consumable Fuels					23,956,835

TOTAL ENERGY					26,579,385

FINANCIALS - 1.5%
Commercial Banks - 0.5%
Royal Bank of Scotland PLC, Subordinated Notes	13.125%	3/19/22	830,000	AUD	870,227	(a)(d)

Consumer Finance - 1.0%
Stearns Holdings Inc., Senior Secured Notes	9.375%	8/15/20	1,770,000		1,796,550	(a)

TOTAL FINANCIALS					2,666,777

HEALTH CARE - 8.3%
Health Care Equipment & Supplies - 1.1%
Lantheus Medical Imaging Inc., Senior Notes	9.750%	5/15/17	2,130,000		1,991,550

Health Care Providers & Services - 5.1%
Accellent Inc., Senior Subordinated Notes	10.000%	11/1/17	2,000,000		2,145,000
ExamWorks Group Inc., Senior Notes	9.000%	7/15/19	3,600,000		3,915,000
Physiotherapy Associates Holdings Inc., Senior Notes	11.875%	5/1/19	3,000,000		1,170,000	(a)(e)
Radnet Management Inc., Senior Notes	10.375%	4/1/18	2,000,000		2,020,000

Total Health Care Providers & Services					9,250,000

Pharmaceuticals - 2.1%
Phibro Animal Health Corp., Senior Notes	9.250%	7/1/18	3,484,000		3,710,460	(a)

TOTAL HEALTH CARE					14,952,010

INDUSTRIALS - 10.3%
Aerospace & Defense - 1.0%
Erickson Air-Crane Inc., Senior Secured Notes	8.250%	5/1/20	1,775,000		1,850,438	(a)

Building Products - 1.2%
U.S. Concrete Inc., Senior Secured Notes	8.500%	12/1/18	2,000,000		2,125,000	(a)

Commercial Services & Supplies - 1.7%
Cenveo Corp., Senior Notes	11.500%	5/15/17	2,000,000		1,960,000

See Notes to Schedule of Investments.

WESTERN ASSET MIDDLE MARKET DEBT FUND INC.

Schedule of investments (unaudited) (cont’d)	January 31, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
Commercial Services & Supplies - continued
Monitronics International Inc., Senior Notes	9.125%	4/1/20	1,050,000	$1,123,500

Total Commercial Services & Supplies				3,083,500

Construction & Engineering - 0.6%
Michael Baker International LLC/CDL Acquisition Co. Inc., Senior Secured Notes	8.250%	10/15/18	1,070,000	1,115,475	(a)

Machinery - 0.2%
CTP Transportation Products LLC/CTP Finance Inc., Senior Secured Notes	8.250%	12/15/19	420,000	444,150	(a)

Marine - 1.6%
Horizon Lines LLC, Secured Notes	13.000%	10/15/16	924,500	827,427	(c)
Horizon Lines LLC, Senior Secured Notes	11.000%	10/15/16	1,980,000	2,002,275

Total Marine				2,829,702

Road & Rail - 1.2%
Jack Cooper Holdings Corp., Senior Secured Notes	9.250%	6/1/20	2,000,000	2,192,500	(a)

Transportation - 2.8%
CMA CGM, Senior Notes	8.500%	4/15/17	2,500,000	2,475,000	(a)
Neovia Logistics Intermediate Holdings LLC/Logistics Intermediate Finance Corp., Senior Notes	10.000%	2/15/18	2,500,000	2,556,250	(a)(c)

Total Transportation				5,031,250

TOTAL INDUSTRIALS				18,672,015

INFORMATION TECHNOLOGY - 3.4%
Electronic Equipment, Instruments & Components - 1.1%
KEMET Corp., Senior Secured Notes	10.500%	5/1/18	2,000,000	2,085,000

Internet Software & Services - 1.2%
Ancestry.com Inc., Senior Notes	9.625%	10/15/18	2,000,000	2,095,000	(a)(c)

Software - 1.1%
Interface Security Systems Holdings Inc./Interface Security Systems LLC, Senior Secured Notes	9.250%	1/15/18	2,040,000	2,060,400	(a)

TOTAL INFORMATION TECHNOLOGY				6,240,400

MATERIALS - 13.6%
Containers & Packaging - 1.5%
ARD Finance SA, Senior Secured Notes	11.125%	6/1/18	1,114,344	1,195,134	(a)(c)
Pactiv LLC, Senior Notes	7.950%	12/15/25	750,000	718,125
Pretium Packaging LLC/Pretium Finance Inc., Senior Secured Notes	11.500%	4/1/16	750,000	804,375

Total Containers & Packaging				2,717,634

Metals & Mining - 11.4%
Barminco Finance Pty Ltd., Senior Notes	9.000%	6/1/18	2,040,000	1,917,600	(a)
JW Aluminum Co., Senior Secured Notes	11.500%	11/15/17	1,500,000	1,492,500	(a)
Magnetation LLC/Mag Finance Corp., Senior Secured Notes	11.000%	5/15/18	2,000,000	2,230,000	(a)
Mirabela Nickel Ltd., Notes	3.500%	3/28/14	121,389	99,767	(a)(b)(c)
Mirabela Nickel Ltd., Senior Notes	8.750%	4/15/18	2,000,000	470,000	(a)(e)
Molycorp Inc., Senior Secured Notes	10.000%	6/1/20	1,140,000	1,154,250
Noranda Aluminum Acquisition Corp., Senior Notes	11.000%	6/1/19	3,200,000	2,832,000	(a)
Optima Specialty Steel Inc., Senior Secured Notes	12.500%	12/15/16	1,000,000	1,102,500	(a)
Permian Holdings Inc., Senior Secured Notes	10.500%	1/15/18	2,000,000	1,990,000	(a)
Ryerson Inc./Joseph T. Ryerson & Son Inc., Senior Notes	11.250%	10/15/18	2,000,000	2,195,000
St. Barbara Ltd., Senior Secured Notes	8.875%	4/15/18	2,500,000	2,087,500	(a)
Thompson Creek Metals Co. Inc., Senior Notes	12.500%	5/1/19	2,000,000	2,065,000
Walter Energy Inc., Senior Secured Notes	9.500%	10/15/19	1,000,000	1,020,000	(a)

Total Metals & Mining				20,656,117

See Notes to Schedule of Investments.

WESTERN ASSET MIDDLE MARKET DEBT FUND INC.

Schedule of investments (unaudited) (cont’d)	January 31, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
Paper & Forest Products - 0.7%
Appvion Inc., Secured Notes	9.000%	6/1/20	1,160,000	$1,196,250	(a)

TOTAL MATERIALS				24,570,001

TELECOMMUNICATION SERVICES - 1.9%
Diversified Telecommunication Services - 1.9%
Wind Acquisition Holdings Finance SpA, Senior Notes	12.250%	7/15/17	3,378,754	3,513,904	(a)

TOTAL CORPORATE BONDS & NOTES (Cost - $151,065,502)				152,517,568

SENIOR LOANS - 12.6%
CONSUMER DISCRETIONARY - 3.3%
Hotels, Restaurants & Leisure - 3.3%
AP Gaming I LLC, USD Term Loan B	9.250%	12/21/20	2,000,000	2,010,000	(f)
Cannery Casino Resorts LLC, New Second Lien Term Loan	10.000%	10/2/19	3,000,000	2,750,001	(f)
El Pollo Loco Inc., Second Lien Term Loan	9.500%	4/11/19	1,200,000	1,219,500	(f)

TOTAL CONSUMER DISCRETIONARY				5,979,501

CONSUMER STAPLES - 3.5%
Food Products - 2.8%
AdvancePierre Foods Inc., Second Lien Term Loan	9.500%	10/10/17	1,500,000	1,466,250	(f)
CPM Acquisition Corp., Second Lien Term Loan	10.250%	3/1/18	1,500,000	1,518,750	(f)
CSM Bakery Supplies LLC, Second Lien Term Loan	8.500%	7/3/21	2,000,000	2,050,000	(f)

Total Food Products				5,035,000

Household Products - 0.7%
WNA Holdings Inc., USD Second Lien Term Loan	8.500%	12/7/20	1,270,000	1,289,050	(f)

TOTAL CONSUMER STAPLES				6,324,050

ENERGY - 2.2%
Oil, Gas & Consumable Fuels - 2.2%
Bowie Resource Holdings LLC, Second Lien Delayed Draw Term Loan	11.750%	2/16/21	2,000,000	2,000,000	(f)
Rice Energy LLC, Second Lien Term Loan	8.500%	10/25/18	1,985,000	2,027,181	(f)

TOTAL ENERGY				4,027,181

INDUSTRIALS - 3.0%
Aerospace & Defense - 0.6%
WP CPP Holdings LLC, New Second Lien Term Loan	8.750%	4/30/21	1,000,000	1,016,250	(f)

Machinery - 0.8%
Intelligrated Inc., Second Lien Term Loan	10.500%	1/30/20	1,500,000	1,543,125	(f)

Transportation - 1.6%
Commercial Barge Line Co., Second Lien Term Loan	10.750%	3/22/20	3,000,000	2,970,000	(f)

TOTAL INDUSTRIALS				5,529,375

INFORMATION TECHNOLOGY - 0.6%
Electronic Equipment, Instruments & Components - 0.6%
Allflex Holdings III Inc., New Second Lien Term Loan	8.000%	7/19/21	1,000,000	1,016,563	(f)

TOTAL SENIOR LOANS (Cost - $22,819,478)				22,876,670

TOTAL INVESTMENTS - 96.9% (Cost - $173,884,980#)				175,394,238
Other Assets in Excess of Liabilities - 3.1%				5,573,715

TOTAL NET ASSETS - 100.0%				$180,967,953

†	Face amount denominated in U.S. dollars, unless otherwise noted.

See Notes to Schedule of Investments.

WESTERN ASSET MIDDLE MARKET DEBT FUND INC.

Schedule of investments (unaudited) (cont’d)	January 31, 2014

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(b)	Security is valued in good faith in accordance with procedures approved by the Board of Directors (See Note 1).

(c)	Payment-in-kind security for which the issuer has the option at each interest payment date of making interest payments in cash or additional debt securities.

(d)	Variable rate security. Interest rate disclosed is as of the most recent information available.

(e)	The coupon payment on these securities is currently in default as of January 31, 2014.

(f)	Interest rates disclosed represent the effective rates on senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:

AUD	— Australian Dollar
EUR	— Euro

See Notes to Schedule of Investments.

Notes to Schedule of Investments (unaudited)

1. Organization and significant accounting policies

Western Asset Middle Market Debt Fund Inc. (the “Fund”) was incorporated in Maryland on July 23, 2012 and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s primary investment objective is to provide high income. As a secondary investment objective, the Fund seeks capital appreciation. The Fund seeks to achieve its investment objectives by investing, under normal market conditions, at least 80% of its managed assets in below-investment-grade debt securities, including loans, issued by middle market companies. For investment purposes, “middle market” refers to companies with annual revenues of between $100 million and $1 billion at the time of investment by the Fund. It is anticipated that the Fund will terminate on or before December 31, 2020. Upon its termination, it is anticipated that the Fund will have distributed substantially all of its net assets to stockholders, although securities for which no market exists or securities trading at depressed prices, if any, may be placed in a liquidating trust.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors.

The Board of Directors is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Directors, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Directors. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Directors quarterly.

Notes to Schedule of Investments (unaudited) (continued)

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Long-term investments†:
Corporate bonds & notes	—	$149,817,568	$2,700,000	$152,517,568
Senior loans	—	22,876,670	—	22,876,670

Total investments	—	$172,694,238	$2,700,000	$175,394,238

Other financial instruments:
Forward foreign currency contracts	—	$16,614	—	$16,614

	—	$172,710,852	$2,700,000	$175,410,852

LIABILITIES
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Other financial instruments:
Forward foreign currency contracts	—	$5,319	—	$5,319

†	See Schedule of Investments for additional detailed categorizations.

Notes to Schedule of Investments (unaudited) (continued)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

INVESTMENTS IN SECURITIES	CORPORATE BONDS & NOTES
Balance as of April 30, 2013	—
Accrued premiums/discounts	—
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)	$2,700,000
Purchases	—
Sales	—
Transfers into Level 3	—
Transfers out of Level 3	—

Balance as of January 31, 2014	$2,700,000

Net change in unrealized appreciation (depreciation) for investments in securities still held at January 31, 2014	—

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Loan participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(d) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

Notes to Schedule of Investments (unaudited) (continued)

When entering into a forward foreign currency contract, the Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(e) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(f) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(g) Credit and market risk. The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investments in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

(h) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Securities pledged as collateral, if any, to cover the obligations of the Fund under derivative contracts, are noted in the Schedule of Investments.

As of January 31, 2014, the Fund held forward foreign currency contracts with credit related contingent features which had a liability position of $5,319. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties.

(i) Security transactions. Security transactions are accounted for on a trade date basis.

Notes to Schedule of Investments (unaudited) (continued)

2. Investments

At January 31, 2014, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$6,564,813
Gross unrealized depreciation	(5,055,555)

Net unrealized appreciation	$1,509,258

At January 31, 2014, the Fund had the following open forward foreign currency contracts:

Foreign Currency	Counterparty	Local Currency	Market Value	Settlement Date	Unrealized Gain (Loss)
Contracts to Buy:
Euro	HSBC Bank USA, N.A.	100,000	$134,870	2/18/14	$(2,628)

Contracts to Sell:
Euro	HSBC Bank USA, N.A.	3,887,639	5,243,276	2/18/14	16,614
Euro	HSBC Bank USA, N.A.	300,000	404,611	2/18/14	(2,691)

					13,923

Net unrealized gain on open forward foreign currency contracts					$11,295

3. Derivative instruments and hedging activities

GAAP requires enhanced disclosure about an entity’s derivative and hedging activities.

The following is a summary of the Fund’s derivative instruments categorized by risk exposure at January 31, 2014.

	Forward Foreign Currency Contracts
Primary Underlying Risk	Unrealized Appreciation	Unrealized Depreciation	Total
Foreign Exchange Risk	$16,614	$(5,319)	$11,295

During the period ended January 31, 2014, the volume of derivative activity for the Fund was as follows:

Average Market Value
Forward foreign currency contracts (to buy)	$76,038
Forward foreign currency contracts (to sell)	5,485,695

ITEM 2.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 3.	EXHIBITS.

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Western Asset Middle Market Debt Fund Inc.

By:	/s/ KENNETH D. FULLER
Kenneth D. Fuller
Chief Executive Officer

Date:	March 24, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ KENNETH D. FULLER
Kenneth D. Fuller
Chief Executive Officer

Date:	March 24, 2014

By:	/s/ RICHARD F. SENNETT
Richard F. Sennett
Principal Financial Officer

Date:	March 24, 2014